WELCOME TO THE 2013 ANNUAL MEETING OF SHAREHOLDERS OceanFirst Financial Corp. MAY 8, 2013 Exhibit 99.1

OceanFirst Financial Corp.
This presentation contains certain forward-looking statements within the meaning of the Private
Securities Reform Act of 1995 which are based on certain assumptions and describe future plans, strategies and expectations of the Company. These forward-looking statements are generally identified by use of the words "believe," "expect," "intend," "anticipate," "estimate," "project," "will,"
"should," "may," "view," "opportunity," "potential," or similar expressions or expressions of confidence.  The Company's ability to predict results or the actual effect of future plans or strategies is inherently uncertain.  Factors which could have a material adverse effect on the operations of the
Company and its subsidiaries include, but are not limited to, changes in interest rates, general economic conditions, levels of unemployment in the Bank’s lending area, real estate market values in the Bank’s lending area, the level of prepayments on loans and mortgage-backed securities, legislative/regulatory changes, monetary and fiscal policies of the U.S. Government including policies of the U.S. Treasury and the Board of Governors of the Federal Reserve System, the
quality or composition of the loan or investment portfolios, demand for loan products, deposit flows, competition, demand for financial services in the Company's market area and accounting principles and guidelines.  These risks and uncertainties are further discussed in the Company’s Annual
Report on Form 10-K for the year ended December 31, 2012 and should be considered in evaluating forward-looking statements and undue reliance should not be placed on such statements. The Company does not undertake - and specifically disclaims any obligation - to publicly release the result of any revisions which may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

2012 YEAR IN REVIEW John Garbarino Chairman & Chief Executive Officer

Disaster Recovery Plan
Disaster Recovery Plan
•
•
Restore
Restore
operations
operations
–
–
avoid
avoid
adding
adding
to
to
residents’
residents’
woes
woes
Assessing and providing for financial
Assessing and providing for financial
impact on Bank
impact on Bank
OceanFirst Foundation and Bank in
OceanFirst Foundation and Bank in
leadership role
leadership role
•
•
“Extraordinary Community Banking”
“Extraordinary Community Banking”
Superstorm Sandy
Superstorm Sandy

Third
Third
consecutive
consecutive
year
year
–
–
earnings
earnings
over
over
$20
$20
million
million
•
•
$8.6 million quarterly cash dividends
$8.6 million quarterly cash dividends
•
•
$11.9 million share repurchases
$11.9 million share repurchases
•
•
Healthy 9.69% capital ratio
Healthy 9.69% capital ratio
•
•
Delivering on mission to build value
Delivering on mission to build value
Need to remove uncertainty and restore growth to have
Need to remove uncertainty and restore growth to have
performance reflected in share price
performance reflected in share price
Financial
Financial
Performance
Performance
-
-
2012
2012

2013 Business Focus Christopher Maher President & Chief Operating Officer

Address Net Interest Margin (NIM) Compression by
Address Net Interest Margin (NIM) Compression by
establishing stronger loan growth
establishing stronger loan growth
Commercial Lending (Commercial Real
Commercial Lending (Commercial Real
Estate and Commercial and Industrial)
Estate and Commercial and Industrial)
Consumer Lending/Home Equity
Consumer Lending/Home Equity
Residential Lending (1-4 Family Adjustable
Residential Lending (1-4 Family Adjustable
Rate products)
Rate products)
Support Sandy Recovery Efforts
Support Sandy Recovery Efforts
Focus on Loan Growth
Focus on Loan Growth

Fee Income -
Fee Income -
Trust Services
Trust Services
Trust Services Launched in 2000
Trust Services Launched in 2000
$170 Million in Assets Under Administration as
$170 Million in Assets Under Administration as
of 12/31/2012, a 10% increase from 12-31-2011
of 12/31/2012, a 10% increase from 12-31-2011
$1.5M in Trust Fee income for year ended
$1.5M in Trust Fee income for year ended
2012, a 30% increase from 2011
2012, a 30% increase from 2011
Focused on providing quality advice and
Focused on providing quality advice and
services to clients typically under-served by
services to clients typically under-served by
national providers
national providers

Fee Income –
Fee Income –
Card Services
Card Services
Card Services Include:
Card Services Include:
ATM
ATM
Visa Debit
Visa Debit
Merchant
Merchant
$4.2M in 2012 Card Revenue, a 12% Increase
$4.2M in 2012 Card Revenue, a 12% Increase
Over 2011
Over 2011
UChoose Rewards Program Leverages
UChoose Rewards Program Leverages
Underlying Consumer Trends
Underlying Consumer Trends

Red Bank Financial Solutions Center
Red Bank Financial Solutions Center
Grand Opening May 11, 2013
Grand Opening May 11, 2013
Serves Greater Red Bank
Serves Greater Red Bank
Regional Hub for Northern Monmouth
Regional Hub for Northern Monmouth
On-Site, Full Time
On-Site, Full Time
Retail Services
Retail Services
Investment Professional
Investment Professional
Trust Officer
Trust Officer
Commercial Lender
Commercial Lender
Residential Lender
Residential Lender

QUESTIONS AND ANSWERS

THANK YOU FOR ATTENDING THE 2013 ANNUAL MEETING OF SHAREHOLDERS OceanFirst Financial Corp.